UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
Kinnate Biopharma Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the Annual Meeting) of Kinnate Biopharma Inc. (Kinnate or the Company) to be held on Friday, June 10, 2022 at 9:00 a.m. Pacific Time. The Annual Meeting will be held in virtual format via live webcast this year to support the health and well-being of our stockholders, and to afford the same rights and opportunities to participate as would be available at an in-person meeting. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/KNTE2022, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to change your vote, revoke your proxy or vote electronically at the Annual Meeting.
On behalf of the Company’s Board of Directors, we would like to thank you for your continued support of and interest in Kinnate.
Sincerely,

Dean Mitchell	Nima Farzan
Chair of the Board of Directors	President, Chief Executive Officer and Director

KINNATE BIOPHARMA INC.
103 Montgomery Street, Suite 150,
The Presidio of San Francisco,
San Francisco, CA 94129
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Time and Date	Friday, June 10, 2022 at 9:00 a.m. Pacific Time

Place
The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting virtually, submit questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/KNTE2022.

Items of Business	•	To elect three Class II directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.

	•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

	•	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 18, 2022 (the Record Date). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to change your vote, revoke your proxy or vote electronically at the Annual Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 10, 2022. Our proxy statement and Annual Report to Stockholders are being made available on or about April 25, 2022 on our investor relations website at investors.kinnate.com under “SEC Filings” (located on our website under “Financial Information”). We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission.
By order of the Board of Directors,

Nima Farzan
President, Chief Executive Officer and Director
San Francisco, California
April 25, 2022
This proxy statement is being mailed to stockholders on or about April 25, 2022.

i

KINNATE BIOPHARMA INC.
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Pacific Time on Friday, June 10, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2022 annual meeting of stockholders of Kinnate Biopharma Inc. (the Annual Meeting), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Friday, June 10, 2022 at 9:00 a.m. Pacific Time virtually via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/KNTE2022, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number on your proxy card.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Why am I receiving these materials?
Our board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place on June 10, 2022. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being mailed on or about April 25, 2022 in connection with the solicitation of proxies on behalf of our board of directors. All stockholders will have the ability to access via the Internet this proxy statement and our Annual Report as filed with the Securities and Exchange Commission (the SEC) on March 28, 2022.
What proposals will be voted on at the Annual Meeting?
There are two proposals scheduled to be voted on at the Annual Meeting:
•
the election of Melissa Epperly, Michael Rome and Laurie Smaldone Alsup as Class II directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified; and

•	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote:
•	FOR the election of each of Melissa Epperly, Michael Rome and Laurie Smaldone Alsup as Class II directors; and
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on April 18, 2022, the record date for the Annual Meeting (the Record Date), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 43,975,487 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record – Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (including virtually) at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders – Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
•
Proposal No. 1: The election of each Class II director requires a plurality of the votes of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class II directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

•
Proposal No. 2: The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires an affirmative FOR vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for it to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person (including virtually) or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.
What do I need to do to attend the Annual Meeting?
You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/KNTE2022. To participate in the Annual Meeting, you will need the control number from your proxy card. The Annual Meeting webcast will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

How do I vote and what are the voting deadlines?
Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:
•
You may vote via the Internet. To vote via the Internet prior to the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. Your vote must be received by 8:59 p.m. Pacific Time on June 9, 2022 to be counted. If you vote via the Internet prior to the Annual Meeting, you do not need to return a proxy card by mail.

•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 8:59 p.m. Pacific Time on June 9, 2022 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than June 9, 2022. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

•
You may vote virtually during the Annual Meeting. If you plan to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KNTE2022, you may vote electronically and submit questions during the meeting. Please have your proxy card in hand when you visit the website.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•	entering a new vote by Internet or telephone by 8:59 p.m. Pacific Time on June 9, 2022;
•	signing and returning a new proxy card with a later date by 8:59 p.m. Pacific Time on June 9, 2022;
•
delivering a written revocation to our Secretary at Kinnate Biopharma Inc., 103 Montgomery Street, Suite 150, the Presidio of San Francisco, San Francisco, CA 94129, by 8:59 p.m. Pacific Time on June 9, 2022; or

•	attending the Annual Meeting and voting in person (including virtually).
Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Our executive officers Nima Farzan and Mark Meltz have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•	FOR the election of each of the three directors nominated by our board of directors and named in this proxy statement as Class II directors (Proposal No. 1);
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal No. 2); and
•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “—What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
What does it mean if I received more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
Kinnate Biopharma Inc.
Attention: Secretary
103 Montgomery Street, Suite 150,
The Presidio of San Francisco,
San Francisco, CA 94129
(858) 299-4699
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. In addition, we will disclose final voting results on a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive office not later than December 31, 2022. In addition, stockholder proposals must comply with the requirements of

Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to our Corporate Secretary at Kinnate Biopharma Inc., Attn: Secretary, 103 Montgomery Street, Suite 150, The Presidio of San Francisco, San Francisco, CA 94129.
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive office:
•	not earlier than February 10, 2023; and
•	not later than March 12, 2023.
In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates: (i) the 90th day prior to such annual meeting; or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Recommendation or Nomination of Director Candidates
Stockholders holding at least $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at our principal executive office. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Amended and Restated Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which currently consists of nine (9) members. Our board of directors has affirmatively determined that eight (8) of our nine (9) directors qualify as “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (Nasdaq). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Upon the recommendation of our nominating and corporate governance committee, we are nominating Melissa Epperly, Michael Rome and Laurie Smaldone Alsup as Class II directors at the Annual Meeting. If elected, Ms. Epperly, Dr. Rome and Dr. Smaldone Alsup will each hold office for a three-year term until the annual meeting of stockholders to be held in 2025 or until their successors are duly elected and qualified. The following table sets forth the names, ages as of March 31, 2022 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing directors:
Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Melissa Epperly(1)	II	44	Director	2020	2022	2025
Michael Rome, Ph.D.(1)(3)	II	37	Director	2019	2022	2025
Laurie Smaldone Alsup, M.D.(3)	II	68	Director	2020	2022	2025
Continuing Directors
Carl Gordon, Ph.D.(1)(2)	I	57	Director	2019	2024	—
Helen Sabzevari, Ph.D.	I	60	Director	2021	2024	—
Jim Tananbaum, M.D.(2)	I	58	Director	2018	2024	—
Nima Farzan	III	46	President, Chief Executive Officer and Director	2020	2023	—
Keith Flaherty, M.D.(3)	III	51	Director	2019	2023	—
Dean Mitchell(2)(3)	III	66	Chair and Director	2020	2023	—
(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee
Director Nominees
Melissa Epperly has served on our board of directors since October 2020. Ms. Epperly has served as Chief Financial Officer at Zentalis Pharmaceuticals, Inc. (Nasdaq: ZNTL) since September 2019. Prior to her current position, she served as Chief Financial Officer of PsiOxus Therapeutics Ltd., a clinical-stage gene therapy cancer company, from June 2018 to August 2019. Prior to that, Ms. Epperly also served as Chief Financial Officer and Head of Business Development at R-Pharm US, a commercial-stage oncology company, from October 2015 to June 2018. Ms. Epperly also served as a Director at Anchorage Capital Group, a credit-focused hedge fund from August 2012 to September 2015. Ms. Epperly holds a B.A. in Biochemistry and Economics from the University of Virginia and an M.B.A. from Harvard Business School.
We believe Ms. Epperly is qualified to serve on our board of directors because she brings extensive experience as a senior financial executive in the life sciences industry.
Michael Rome, Ph.D. has served on our board of directors since December 2019. He has served in various roles with Foresite Capital Management, an investment firm, since August 2016, including serving as Managing Director since May 2020. Prior to that, he served as an Analyst at DAFNA Capital Management LLC, a healthcare hedge fund, from September 2015 to July 2016. Dr. Rome also worked in early-stage drug development as a Senior Scientist for Vault Pharma, an academic start-up out of the California NanoSystems

Institute at UCLA from April 2014 to September 2015. Dr. Rome holds a B.S. in Molecular, Cellular and Developmental Biology from University of California, Los Angeles and a Ph.D. in Biochemistry, Biophysics and Molecular Biology from California Institute of Technology.
We believe Dr. Rome is qualified to serve on our board of directors because of his extensive experience in investing in diverse biotechnology companies and his depth of knowledge and substantial experience as a research scientist.
Laurie Smaldone Alsup, M.D. has served on our board of directors since August 2020. Since March 2016, Dr. Smaldone Alsup has served as the Chief Scientific Officer and Chief Medical Officer of NDA Group AB, a drug regulatory and drug consulting company. Prior to her current position, she served as the President and Chief Scientific Officer of PharmApprove LLC, a drug development consulting company, from August 2011 until its acquisition by NDA Group AB in March 2016. Prior to that, from 2008 to 2011, Dr. Smaldone Alsup served as the President and Chief Executive Officer of Phytomedics, Inc., a biopharmaceutical company, and in senior positions at Bristol-Myers Squibb, a pharmaceutical company, including as Vice President, Corporate Strategy and Business Risk Management and as Senior Vice President, Global Regulatory Science. Dr. Smaldone Alsup serves on the boards of directors of Blackberry, Ltd. (NYSE: BB), Arvinas, Inc. (Nasdaq: ARVN), and Theravance Biopharma, Inc. (Nasdaq: TBPH). Dr. Smaldone Alsup holds a B.A. in Biology and Philosophy from Fordham College and a M.D. from Yale School of Medicine.
We believe Dr. Smaldone Alsup is qualified to serve on our board of directors due to her medical expertise, her expertise as an executive in the biotechnology industry and her experience as a public company board member, including within the biotechnology industry.
Continuing Directors
Class I Directors
Carl Gordon, Ph.D. has served on our board of directors since December 2019. Dr. Gordon is a founding partner, Managing Partner, and Co-Head of Global Private Equity at OrbiMed Advisors LLC, an investment firm, since January 1998. Dr. Gordon currently serves on the boards of directors of Keros Therapeutics, Inc. (Nasdaq: KROS), Turning Point Therapeutics, Inc. (Nasdaq: TPTX) and Prevail Therapeutics, Inc. (Nasdaq: PRVL), as well as several private companies. Dr. Gordon previously served on the boards of directors of Alector Inc. (Nasdaq: ALEC), X4 Pharmaceuticals, Inc. (formerly Arsanis, Inc.) (Nasdaq: XFOR), Acceleron Pharma Inc., (Nasdaq: XLRN), ARMO BioSciences, Inc. (Nasdaq: ARMO), Intellia Therapeutics, Inc. (Nasdaq: NTLA), Selecta Biosciences, Inc. (Nasdaq: SELB), SpringWorks Therapeutics, Inc. (Nasdaq: SWTX) and Passage Bio Inc. (Nasdaq: PASG). Dr. Gordon holds a B.A. in Chemistry from Harvard College, a Ph.D. in Molecular Biology from the Massachusetts Institute of Technology and was a Fellow at the Rockefeller University.
We believe Dr. Gordon is qualified to serve on our board of directors because of his extensive expertise and experience investing in the life science industry.
Helen Sabzevari, Ph.D. has served as a member of our board of directors since June 2021. Dr. Sabzevari currently serves as President and CEO of Precigen, Inc., a dedicated discovery and clinical stage biopharmaceutical company, and since July 2017 has served in various other senior executive positions at Precigen and its wholly owned subsidiary, PGEN Therapeutics, Inc. Prior to Precigen, Dr. Sabzevari was co-founder and Chief Scientific Officer of Compass Therapeutics, a fully integrated drug discovery and development company focused on manipulating the immune system to treat human disease, from 2015 to 2017. Prior to Compass Therapeutics, Dr. Sabzevari was Senior Vice President of Immuno-Oncology as well as Global Head of Immunotherapy, Oncology, Global Research and Early Development at EMD Serono (a subsidiary of Merck KGaA, Darmstadt, Germany) from 2008 to 2014. Dr. Sabzevari received her Ph.D. in cell and molecular immunology and completed her postdoctoral work at the department of immunology at the Scripps Research Institute working on various immunotherapeutic modalities in the treatment of cancer and autoimmune diseases.
We believe that Dr. Sabzevari’s qualifications to serve on our board of directors include her expertise in the research and development of immunotherapy-based therapeutics and her leadership experience in and knowledge of the biotherapeutics industry.
Jim Tananbaum, M.D. is a founding board member of Kinnate, first appointed to our board of directors in March 2018, and has served on our board of directors from March 2018 to December 2019 and since June 2020. He has also served as Founder and CEO of Foresite Capital Management, an investment firm, since 2010. Prior to that, he co-founded, and served as Managing Director of, Prospect Venture Partners, an investment firm. Dr. Tananbaum also co-founded Theravance, Inc., now Innoviva, Inc., in 1997. Dr. Tananbaum currently serves on the board of directors of FS Development Corp. (Nasdaq:FSDC). He holds a B.S. and BSEE in Applied Math, Electrical Engineering/Computer Science from Yale University, an M.D. from Harvard Medical School, an M.B.A. from Harvard Business School and an M.S. from the Harvard-MIT Health Sciences and Technology Program.
We believe Dr. Tananbaum is qualified to serve on our board of directors because of his educational background and extensive experience in investing in biotechnology companies.
Class III Directors
Nima Farzan has served as our President and Chief Executive Officer and as a member of our board of directors since March 2020. Mr. Farzan has also served as an Executive in Residence at Foresite Capital, a venture capital fund, from February 2020 to March 2020. From October 2018 to March 2020, Mr. Farzan worked as an advisor to various life sciences companies, including Emergent BioSolutions Inc. and MODA Pharmaceuticals. Prior to joining us, Mr. Farzan was with PaxVax, Inc. (now part of Emergent BioSolutions Inc.), a biopharmaceutical company, where he served initially as Chief Operating Officer and then Chief Executive Officer and President from September 2011 to October 2018. From August 2004 to September 2011, he served in a number of roles at Novartis AG a pharmaceutical company, including VP, Global Program Head for Metabolic Disease and VP, US Marketing at Novartis Vaccines and Diagnostics, a division of Novartis. Mr. Farzan currently serves on the board of directors of Keros Therapeutics, Inc. (Nasdaq: KROS). Mr. Farzan holds a B.A. in Human Biology from Stanford University and an M.B.A. from Harvard Business School.
We believe Mr. Farzan is qualified to serve on our board of directors because of the perspective and experience he brings as our Chief Executive Officer, his experience in leadership positions in the biotechnology industry, his educational background and his strong scientific knowledge.
Keith Flaherty, M.D. has served as a member of our board of directors since December 2019. Dr. Flaherty is the Director of Clinical Research at Massachusetts General Hospital Cancer Center, where he has worked since July 2009. Since July 2009, Dr. Flaherty has served as an Associate Professor of Medicine at Harvard Medical School and since October 2015 as Professor of Medicine. He has also served as the Chair of the Developmental Therapeutics Committee at the Eastern Cooperative Oncology Group and American College of Radiology Imaging Network (ECOG-ACRIN) Cancer Research Group, and in April 2013 he was appointed as the ECOG Deputy Chair for Biomarker Science. Dr. In September 2018, Dr. Flaherty joined the National Cancer Institute (NCI) Board of Scientific Advisors. Dr. Flaherty trained in internal medicine at Brigham and Women’s Hospital, and in medical oncology at the University of Pennsylvania, earning board certifications in these specialties. Dr. Flaherty currently serves on the boards of directors of Clovis Oncology, Inc. (Nasdaq: CLVS) and Checkmate Pharmaceuticals, Inc. (Nasdaq: CMPI), and formerly served on the board of Loxo Oncology, Inc. (Nasdaq: LOXO) (acquired by Eli Lilly and Company). Dr. Flaherty holds an M.D. from The Johns Hopkins School of Medicine and a B.S. in Neurobiology from Yale University.
We believe Dr. Flaherty is qualified to serve on our board of directors because of his scientific and educational background and his extensive expertise in the oncology field.
Dean Mitchell has served as a member of our board of directors since August 2020 and has served as the Chair of our board of directors since August 2020. Mr. Mitchell also served as Executive Chair of the board of directors of Covis Pharma Holdings, a specialty pharmaceutical company, from July 2013 until its sale in March 2020. He previously served as Chair of PaxVax, a biopharmaceutical company, from October 2016 to October 2018. Prior to that, he served as President and Chief Executive Officer of Lux Biosciences, Inc., a biotechnology company focusing on the treatment of ophthalmic diseases, from July 2010 to July 2013. Prior to Lux Biosciences, he served as President and Chief Executive Officer of both Alpharma, Inc., a publicly traded specialty pharmaceutical company, from 2006 until its acquisition by King Pharmaceuticals, Inc. in 2008, and Guilford Pharmaceuticals, Inc., a publicly traded pharmaceutical company focused in oncology and acute care, from 2004 until its acquisition by MGI Pharma Inc. in 2005. From 2001 to 2004, he served in various senior executive capacities in the worldwide medicines group of Bristol-Myers Squibb Company, a pharmaceutical company. Prior to the Bristol-Myers Squibb Company, he spent 14 years at GlaxoSmithKline plc, in assignments of increasing responsibility spanning sales, marketing, general management, commercial strategy and clinical development and product strategy. Mr. Mitchell also serves on the boards of directors of ImmunoGen, Inc.

(Nasdaq: IMGN), Precigen, Inc. (Nasdaq: PGEN) and Theravance BioPharma, Inc. (Nasdaq: TBPH). Mr. Mitchell holds a B.S. in Applied Biology from Coventry University and an M.B.A. from Cass Business School, London.
We believe that Mr. Mitchell’s qualifications to serve on our board of directors include his management experience in the pharmaceutical and biotherapeutics industries and his experience as an executive officer and board member of several biotechnology companies.
Legal Proceedings
There are no material legal proceedings to which any of our directors is a party adverse to us or in which any such person has a material interest adverse to us.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Director Independence
Our common stock is listed on the Nasdaq Global Select Market. Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 and under the listing standards of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the listing standards of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that Mr. Mitchell, Ms. Epperly, Dr. Flaherty, Dr. Gordon, Dr. Rome, Dr. Sabzevari, Dr. Smaldone Alsup and Dr. Tananbaum, representing eight of our nine directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party and Other Transactions.”

Board of Directors Leadership Structure
Our board of directors is currently chaired by Mr. Mitchell. As a general policy, our board of directors believes that separation of the positions of Chair of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Mr. Farzan serves as our President and Chief Executive Officer while Mr. Mitchell serves as the Chair of our board of directors but is not an officer. We currently expect the positions of Chair of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future.
Environmental, Social & Governance (ESG) Practices
We are strongly committed to progress on ESG matters. As a company, we are committed to continued sustainable business operations, thoughtful social responsibility initiatives and maintaining governance structures that promote effective oversight. Our board of directors manages our strategy, initiatives, risks, opportunities and reporting on ESG matters, and our progress on sustainability initiatives. Included below is a description of a few key initiatives:
Social
We are committed to driving social impact through our pipeline and operating in a way that is respectful and inclusive of all stakeholders. Below are a few examples that demonstrate our commitment to social impact:
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Our mission is to expand the reach of targeted therapeutics by developing products that are designed to address significant unmet need for those battling cancer. Our two lead product candidates, KIN-2787 and KIN-3248, could impact over 100,000 prevalent patients and their caregivers. For example, for KIN-2787, patients with Class II or Class III alterations have no available targeted therapy treatment options today and for KIN-3248, patients who have been treated first-generation FGFR inhibitors often develop resistance to treatment, which shortens their duration of response. We estimate that each month of life extension for patients could lead to a risk adjusted lifetime value of over $1 billion for both programs. Further, caregivers of cancer patients are typically forced to significantly change their lives in order to provide care, which can lead to increased psychological morbidity and economic burden. Approximately 50% of caregivers experience severe decline of quality of life. Providing new treatment options for patients who are currently underserved could improve caregivers’ quality of life.

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We are committed to being an equal opportunity employer and enhancing diversity and inclusion across our business. Our Code of Business Conduct and Ethics prohibits discrimination of any protected group and our managers and other employees participate in anti-harassment training.

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We strive to and are always improving our diversity and inclusion (D&I) strategies and performance, and we are proud of the gender and ethnic diversity we have cultivated throughout the company. As of December 31, 2021, of our 61 full-time employees, 27 are female and 29 are ethnically diverse. We intend to continue to develop our D&I practices and improve performance across our workforce.

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We are an employee-focused company dedicated to building a talented and motivated team and as such offer competitive compensation and comprehensive benefits to attract and retain top talent. In addition to offering benefits such as medical, dental, vision, 401(k) with company contribution, flexible spending for healthcare and dependent care, life insurance, pet insurance, voluntary life-illness-accident insurance, and both short and long-term disability, we offer work / life balance benefits and employee development opportunities. These include unlimited paid time off (vacation, sick leave), annual paid “refresher” days, annual massage days, healthy lifestyle reimbursement programs, home office reimbursement programs and flexible office and remote work options. We also have a variety of company-wide events to support and encourage relationship development, teamwork and collaboration (which we view as essential to our success as a result of the COVID-19 pandemic).

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In 2021, we commenced the first offering period under the Kinnate Biopharma Inc. 2020 Employee Stock Purchase Plan for all full-time employees. This is a benefit we are delighted to offer and that we believe will help to further incentivize our employees to contribute to our achievement of business success.

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In an effort to ensure the safety of our staff and clinical patients during the COVID-19 pandemic and during subsequent surges, we have limited in person attendance in our offices and adopted state mandated protocols. We have also enforced a vaccine mandate for all employees and others visiting our offices (subject to applicable law).

Human Capital Management
As of December 31, 2021, we had 61 full-time employees. Our workforce is highly skilled, with 24 of our employees holding an M.D., Ph.D., or Pharm.D. degree. Of these full-time employees, 46 were engaged in research and development activities. Substantially all of our employees are based in San Diego, California and San Francisco, California. None of our employees are represented by labor unions or covered by collective bargaining agreements. We consider our relationship with our employees to be good.
Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees, advisors and consultants. The principal purposes of our equity and cash incentive plans are to attract, retain and reward personnel through the granting of stock-based and cash-based compensation awards, in order to increase stockholder value and the success of our company by motivating such individuals to perform to the best of their abilities and achieve our objectives.
We rely on skilled, innovative and passionate employees to conduct our research, development and business activities. The biopharmaceutical industry is highly competitive and recruiting and retaining employees is critical to the continued success of our business. To attract, maintain and motivate our team of high achieving professionals, we offer competitive compensation and benefits, a collaborative work environment, ongoing professional development initiatives, attractive career advancement opportunities and a culture that values D&I. At Kinnate, our employees are united by our mission to expand the reach of targeted oncology therapeutics by developing products that address areas of significant unmet need. Employees are encouraged to voice their opinions and stretch themselves professionally.
Environmental
We are committed to minimizing the environmental impacts of our business. We currently do not operate laboratory facilities and therefore have limited hazardous waste. We encourage all employees to reduce waste and emissions through recycling and other energy conservation measures. The following are a few of the initiatives that demonstrate our commitment to environmental impact
•	We are subject to numerous environmental, health and safety laws and regulations.
•	Our employees are required to promptly report any known or suspected violations of environmental laws or any events that may result in a discharge or emission of hazardous materials.
•	We have recycling in all facilities.
•	We minimize use of disposable bottles and printing of paper.
•	Our new facility in San Diego is LEED certified.
•	We have commuter benefits programs in place that encourage employees to walk, bike or utilize public transportation instead of cars for their commute.
•	We encourage video conferencing for non-essential meetings to reduce travel and commute emissions.
Governance
We are committed to transparent, efficient and fair business practices and have established a robust governance infrastructure to facilitate this. The following are a few initiatives that demonstrate our commitment to good governance:
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We have a diverse board of directors that currently includes three female members. In addition, two of our directors, including one of our female directors, are of Middle Eastern (Persian) descent. We believe that these four directors provide valuable diversity to the membership of our board of directors.

•	Our board of directors and executive management team have oversight of all the ESG commitments that we have outlined in this section.

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We have adopted policies and procedures and conduct training to ensure appropriate management of data privacy and cybersecurity risks. We also have an information security incident response plan that defines our process for investigating, reporting and managing cybersecurity incidents and/or data breaches. Our cybersecurity and privacy programs are overseen by our Chief Operating Officer and General Counsel.

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We have adopted a Code of Business Conduct and Ethics with provisions related to corporate ethics, bribery and corruption, whistleblower policies, political involvement and other dimensions of corporate ethics.

Board of Directors Diversity
We value having diversity within our board of directors, management team and across our company. We believe that our board of directors and management team should be diverse, including a diversity of experience, competency in relevant fields, gender, race, ethnicity and age. Our nominating and corporate governance committee is committed to continuing to identify and recruit highly qualified director candidates with diverse experiences, perspectives and backgrounds to join our board of directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee takes into account the benefits of diverse viewpoints – see also, Considerations in Evaluating Director Nominees.
The table below provides certain information regarding the composition of our board of directors.
Board of Directors Diversity Matrix (as of April 25, 2022)
Total Number of Directors	9
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
White	3	6	—	—
Directors of Middle Eastern (Persian) descent: 2
Committees of our Board of Directors
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
Our audit committee consists of Ms. Epperly, Dr. Gordon and Dr. Rome, with Ms. Epperly serving as chair. Our board of directors has determined that Ms. Epperly is an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of Nasdaq. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible for:
•	selecting and hiring the independent registered public accounting firm to audit our financial statements;
•	helping to ensure the independence and performance of the independent registered public accounting firm;
•	approving audit and non-audit services and fees;
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reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
•	reviewing reports and communications from the independent registered public accounting firm;
•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
•	reviewing our policies on risk assessment and risk management;
•	reviewing and monitoring conflicts of interest situations, and approving or prohibiting any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
•	reviewing related party transactions; and
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establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our audit committee is available on our investor relations website at investors.kinnate.com. During 2021, our audit committee held four meetings.
Compensation Committee
Our compensation committee consists of Mr. Mitchell, Dr. Gordon and Dr. Tananbaum, with Mr. Mitchell serving as chair. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee is also responsible for, among other things:
•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;
•	reviewing and approving compensation for our executive officers;
•	preparing the compensation committee report that the SEC requires to be included in our annual proxy statement; and
•	administering our equity compensation plans.
Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our compensation committee is available on our investor relations website at investors.kinnate.com. During 2021, our compensation committee held two meetings.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Dr. Flaherty, Mr. Mitchell, Dr. Rome and Dr. Smaldone Alsup, with Dr. Flaherty serving as chair. Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The nominating and corporate governance committee is also responsible for, among other things:
•	identifying, evaluating and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
•	considering and making recommendations to our board of directors regarding the composition and compensation of our board of directors and its committees;
•	reviewing developments in corporate governance practices;
•	evaluating the adequacy of our corporate governance practices and reporting; and
•	evaluating the performance of our board of directors and of individual directors.
Our nominating and corporate governance committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter for our nominating and corporate governance committee is available on our investor relations website at investors.kinnate.com. During 2021, our nominating and corporate governance committee held two meetings.

Attendance at Board of Directors and Stockholder Meetings
During our fiscal year ended December 31, 2021, our board of directors held seven meetings (including regularly scheduled and special meetings), and eight (8) out of nine (9) of our directors attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend.
Compensation Committee Interlocks and Insider Participation
None of the members of our board of directors who serve on our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of our board of directors or compensation committee (or other committee of our board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods, including engaging the services of outside consultants and search firms, to identify and evaluate director nominees. In its evaluation of director candidates, our nominating and corporate governance committee considers the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee considers include such factors as character, integrity, judgment, diversity (including, without limitation, diversity in terms of gender, race, ethnicity and experience), age, independence, skills, education, expertise, business acumen, corporate experience, length of service, understanding of our business and other commitments, among other things. Nominees must also have the highest personal and professional ethics and integrity and skills that are complementary to those of the existing directors. Director candidates must have the ability to assist and support management and make significant contributions to our success based on proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. Nominees must also have an understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend and participate in all board of directors and applicable committee meetings. Our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
The nominating and corporate governance committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board of directors. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In addition, we intend to satisfy applicable laws and regulations regarding board composition, including California laws regarding female directors and directors from “underrepresented communities” and Nasdaq proposed rules regarding “diverse” directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider director candidates recommended by stockholders holding no less than $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination, so long as such recommendations or nominations comply with our amended and restated certificate of incorporation, amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination must submit recommendations in writing to our Secretary at our principal executive office. Such recommendations must include information about the candidate, a statement of support of the candidate by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between us and the candidate and any additional information required by our amended and restated bylaws. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under our amended and restated bylaws, stockholders may also directly nominate persons for election to our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and must be sent in writing to our Secretary at Kinnate Biopharma Inc., 103 Montgomery Street, Suite 150, the Presidio of San Francisco, San Francisco, CA 94129. To be timely for the 2023 annual meeting of stockholders, nominations must be received by our Secretary not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. In the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by our Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made.
Communications with the Board of Directors
Interested parties wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to our Secretary at Kinnate Biopharma Inc., 103 Montgomery Street, Suite 150, the Presidio of San Francisco, San Francisco, CA 94129. Our Secretary monitors these communications and will provide a summary of all received bona fide messages to our board of directors at each regularly scheduled meeting of our board of directors. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of our board of directors or non-management director, of independent advisors or of our management.
This procedure does not apply to (a) communications to non-management directors from officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to our audit committee pursuant to our complaint procedures for accounting and auditing matters.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our investor relations website at investors.kinnate.com. We will post any amendments to our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.
Role of the Board of Directors in Risk Oversight
Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks.
Director Compensation
Our board of directors has adopted, and our stockholders have approved, a compensation policy for our non-employee directors. This policy was developed with input from our compensation committee’s independent compensation consultant, Radford, regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward non-employee directors.
Under the outside director compensation policy, each non-employee director receives the cash and equity compensation for his or her services as a member of our board of directors, as described below. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors or its committees.
The outside director compensation policy includes a maximum annual limit of $750,000 of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any fiscal year (increased to $1,000,000 in the fiscal year in which the non-employee director joins our board of directors). For purposes of these limitations, the value of an equity award is based on its grant date fair value. Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.
Cash Compensation
Under our outside director compensation policy, each non-employee director is paid an annual cash retainer of $35,000. In addition, each non-employee director is entitled to receive the following cash compensation for his or her services under the policy:
•	$30,000 per year for service as chair of our board of directors;
•	$15,000 per year for service as chair of our audit committee;
•	$7,500 per year for service as a member of our audit committee;
•	$10,000 per year for service as chair of our compensation committee;
•	$5,000 per year for service as a member of our compensation committee;
•	$8,000 per year for service as chair of our nominating and corporate governance committee; and
•	$4,000 per year for service as a member of our nominating and corporate governance committee.
Each non-employee director who serves as a committee chair receives only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis. The above-listed fees for service as chair or members of committees are payable in addition to the non-employee director retainer.
Equity Compensation
Initial Options. Each person who first becomes a non-employee director after the effective date of the director compensation policy will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award (an Initial Award) of stock options to purchase 40,501 shares of our common stock. Each Initial Award will be scheduled to vest in equal installments as to 1/36th of the shares of our common stock subject to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates.

Our board of directors or a committee thereof may change or revise the terms of an Initial Award, including the number of shares subject to the award. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.
Annual Options. Each non-employee director who has completed at least six months of continuous service as a non-employee director automatically will receive, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award (an Annual Award) of stock options to purchase 20,250 shares of our common stock. Each Annual Award will be scheduled to vest as to 1/12th shares subject to the Annual Award on a monthly basis following the Annual Award’s grant date on the same day of the month as such grant date (or the last day of the month, if there is no corresponding day in such month), or if earlier, the day immediately before the date of the next annual meeting that occurs after the Annual Award’s grant date, subject to continued services to us through the applicable vesting date. Our board of directors or a committee thereof may change or revise the terms of an Annual Award, including the number of shares subject to the award. Notwithstanding the foregoing, Drs. Gordon, Rome and Tananbaum did not receive an Annual Award in 2021.
Change in Control. In the event of a change in control, as defined in our 2020 Equity Incentive Plan (the 2020 Plan), each non-employee director’s then outstanding company equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of our change in control.
Other Award Terms. Each Initial Award and Annual Award is granted under the 2020 Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.
2021 Compensation
Directors who are also our employees receive no additional compensation for their service as directors. In 2021, Mr. Farzan was our only employee director. Please see the section titled, “Executive Compensation” for additional information about Mr. Farzan’s compensation for his service as our President and Chief Executive Officer.
The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2021. Other than as set forth in the table, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of our non-employee directors in 2021.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Melissa Epperly	50,000	341,858	—	391,858
Keith Flaherty, M.D.	43,000	341,858	3,600	388,458
Carl Gordon, Ph.D.	47,500	—	—	47,500
Steve Kaldor, Ph.D.(3)	15,673	—	27,306	42,979
Dean Mitchell	79,000	341,858	—	420,858
Michael Rome, Ph.D.	46,500	—	—	46,500
Helen Sabzevari, Ph.D.	18,173	705,236	—	723,409
Laurie Smaldone Alsup, M.D.	39,000	341,858	—	380,858
Jim Tananbaum, M.D.	40,000	—	—	40,000
(1)
This column reflects the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718). See Note 8 to our financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)
Other compensation consists of $3,600 paid to Dr. Flaherty for service as a member of our Scientific Advisory Board and $27,306 paid to Dr. Kaldor, $10,406 of which was for reimbursement of monthly premiums for coverage under COBRA and $16,900 of which was for consulting services.

(3)	Dr. Stephen Kaldor’s term as a Class I director expired at our 2021 Annual Meeting and he was not nominated for re-election to our board of directors at that meeting.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2021:
		Option Awards
Name	Date of Grant	Number of Securities Underlying Exercisable Options	Number of Securities Underlying Unexercisable Options	Option Exercise Price ($)	Option Expiration Date
Melissa Epperly(1)	10/23/2020	32,906	27,845	8.39	10/23/2030
Melissa Epperly(2)	6/11/2021	10,125	10,125	24.46	6/11/2031
Keith Flaherty, Ph.D.(3)	9/17/2018	21,938	10,126	0.18	9/17/2028
Keith Flaherty, Ph.D.(4)	2/5/2020	19,715	36,397	2.57	2/5/2030
Keith Flaherty, Ph.D.(5)	8/18/2020	3,291	4,050	5.63	8/18/2030
Keith Flaherty, Ph.D.(6)	6/11/2021	10,125	10,125	24.46	6/11/2031
Carl Gordon, Ph.D.(7)	12/2/2020	13,500	27,001	20.00	12/2/2030
Dean Mitchell(8)	8/18/2020	81,002	40,501	5.63	8/18/2030
Dean Mitchell(9)	6/11/2021	10,125	10,125	24.46	6/11/2031
Michael Rome, Ph.D.(10)	12/2/2020	13,500	27,001	20.00	12/2/2030
Helen Sabzevari, Ph.D.(11)	6/24/2021	6,750	33,751	24.38	6/24/2031
Laurie Smaldone Alsup, M.D.(12)	8/22/2020	40,500	20,251	5.63	8/22/2030
Laurie Smaldone Alsup, M.D.(13)	6/11/2021	10,125	10,125	24.46	6/11/2031
Jim Tananbaum, M.D.(14)	12/2/2020	13,500	27,001	20.00	12/2/2030
(1)
1/24th of the shares subject to the option vested on December 1, 2020 and 1/24th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(2)	1/12th of the shares subject to the option vested on July 11, 2021 and 1/12th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(3)	1/48th of the shares subject to the option vested on July 1, 2018 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(4)
1/48th of the shares subject to the option vested on January 19, 2020 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(5)
1/48th of the shares subject to the option vested on September 1, 2020 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(6)	1/12th of the shares subject to the option vested on July 11, 2021 and 1/12th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(7)	1/36th of the shares subject to the option vested on January 2, 2021 and 1/36th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(8)
1/24th of the shares subject to the option vested on September 1, 2020 and 1/24th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(9)	1/12th of the shares subject to the option vested on July 11, 2021 and 1/12th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(10)	1/36th of the shares subject to the option vested on January 2, 2021 and 1/36th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(11)	1/36th of the shares subject to the option vested on July 24, 2021 and 1/36th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(12)
1/24th of the shares subject to the option vested on September 1, 2020 and 1/24th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(13)	1/12th of the shares subject to the option vested on July 11, 2021 and 1/12th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(14)	1/36th of the shares subject to the option vested on January 2, 2021 and 1/36th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of nine members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, three of the current three Class II directors will be elected for a three-year term to succeed the same directors whose terms are then expiring.
Each director’s term continues until the expiration of the term for which the director was elected and until the election and qualification of such director’s successor, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.
Nominees
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Melissa Epperly, Michael Rome and Laurie Smaldone Alsup as nominees for election as Class II directors at the Annual Meeting. If elected, each of Ms. Epperly, Dr. Rome and Dr. Smaldone Alsup, will serve as a Class II director until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified. Ms. Epperly, Dr. Rome and Dr. Smaldone Alsup are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Ms. Epperly, Dr. Rome and Dr. Smaldone Alsup. If you are a street name stockholder of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter. We expect that Ms. Epperly, Dr. Rome and Dr. Smaldone Alsup will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy.
Vote Required
The election of Class II directors requires a plurality of the votes of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class II directors. As a result, any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE AS CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed KPMG LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2022. KPMG LLP has served as our independent registered public accounting firm since 2020.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Stockholder ratification of the appointment of KPMG LLP is not required by our amended and restated bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2022 if our audit committee believes that such a change would be in the best interests our company and our stockholders. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by KPMG LLP for our fiscal years ended December 31, 2021 and 2020.
	2021	2020
Audit Fees(1)	$777,395	$982,000
Audit-Related Fees	$0	$0
Tax Fees(2)	$234,668	$0
All Other Fees	$0	$0
Total Fees	$1,012,063	$982,000
(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, reviews of our quarterly financial statements for those fiscal years, and related services that are normally provided in connection with registration statements, including comfort letters and consents. This category also includes fees for services incurred in connection with our initial public offering.

(2)	“Tax Fees” consist of fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning.
Auditor Independence
In our fiscal year ended December 31, 2021, there were no other professional services provided by KPMG LLP that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to KPMG LLP for our fiscal years ended December 31, 2021 and 2020 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal, and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT
The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the SEC). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors, which is available on our website at investors.kinnate.com. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, KPMG LLP (KPMG), is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.
In the performance of its oversight function, the audit committee has:
•	reviewed and discussed the audited financial statements with management and KPMG;
•	discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and
•
received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with KPMG its independence.

Based on the audit committee’s review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Respectfully submitted by the members of the audit committee of the board of directors:
Melissa Epperly (Chair)
Carl Gordon, Ph.D.
Michael Rome, Ph.D.
This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the Securities Act), or under the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers as of March 31, 2022. Officers are elected by our board of directors to hold office until their successors are elected and qualified.
Name	Age	Position
Nima Farzan	46	President, Chief Executive Officer and Director
Neha Krishnamohan.	35	Chief Financial Officer and Executive Vice President, Corporate Development
Mark Meltz.	48	Chief Operating Officer, General Counsel and Corporate Secretary
Richard Williams, MBBS, Ph.D.	53	Chief Medical Officer
For the biography of Mr. Farzan, please see “Board of Directors and Corporate Governance—Continuing Directors.”
Neha Krishnamohan has served as our Chief Financial Officer and Executive Vice President, Corporate Development since June 2021. Prior to joining us, she was with Goldman Sachs from July 2008 to May 2021, where she served most recently as Vice President, Healthcare Investment Banking from January 2015 to May 2021 and was an Associate in the Healthcare Investment Banking Group from August 2011 to December 2014. Ms. Krishnamohan holds a B.S.E. with a double major in Biomedical Engineering and Economics from Duke University.
Mark Meltz has served as our Chief Operating Officer and General Counsel since April 2020 and our Corporate Secretary since May 2020. Prior to joining us, from March 2019 to February 2020 he served as Senior Vice President and General Counsel at Audentes Therapeutics, Inc. (now part of Astellas Gene Therapies), a biotechnology company. From June 2014 to March 2019, Mr. Meltz served as Executive Vice President and Chief Business Development and Legal Officer at PaxVax, Inc. (now part of Emergent BioSolutions), a biotechnology company. From April 2012 to June 2014, Mr. Meltz served as Associate General Counsel at Biogen Inc., a biotechnology company. From May 2007 to March 2012, Mr. Meltz was with Novartis Vaccines and Diagnostics, a division of Novartis, a biotechnology company, where he served most recently as Head, Legal, North America. He holds a B.A. in Psychology from Yale University and a J.D. from Boston College Law School.
Richard Williams, MBBS, Ph.D. has served as our Chief Medical Officer since June 2020. Prior to joining us, he was with WuXi NextCODE Genomics USA, Inc. (now known as Genuity Science, Inc.) from March 2018 to June 2020, where he served most recently as Chief Medical Officer from June 2019 to June 2020. From January 2017 to February 2018, Dr. Williams served as the Medical Director and Group Medical Director at GRAIL, Inc. a biotechnology company. From September 2015 to January 2017, Dr. Williams was with Amgen, where he most recently served as Head, Early Development Oncology Group from June 2016 to January 2017. From November 2012 to September 2015, Dr. Williams was with Puma Biotechnology, Inc. where he most recently served as the Senior Medical Director, Clinical Research & Development from November 2013 to September 2015. From September 2010 to November 2012, Dr Williams was with Amgen as Clinical Research Medical Director in their Global Development (late phase) group. Dr. Williams holds an MBBS, in Medicine and Surgery and a Ph.D. in Cancer Biology from the University of Queensland.

EXECUTIVE COMPENSATION
Processes and Procedures for Compensation Decisions
Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive office, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2021, our compensation committee retained Radford, a national compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Radford serves at the discretion of our compensation committee. As part of its engagement, Radford assists our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.
Our compensation committee periodically considers and assesses Radford’s independence, including whether Radford has any potential conflicts of interest with our company or members of our compensation committee. In connection with Radford’s engagement, our compensation committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Radford or the individual consultants employed by Radford that perform services for our compensation committee.
Our named executive officers for the fiscal year ended December 31, 2021, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2021 are:
•	Nima Farzan, our President, Chief Executive Officer and Director;
•	Neha Krishnamohan, our Chief Financial Officer and Executive Vice President, Corporate Development; and
•	Mark Meltz, our Chief Operating Officer, General Counsel and Corporate Secretary.

Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2020 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Nima Farzan(2) President, Chief Executive Officer and Director	2021	558,250	215,654	7,105,120	—	5,017	7,884,041
	2020	359,423	215,614	4,370,048	—	329	4,945,454
Neha Krishnamohan(3) Chief Financial Officer and Executive Vice President, Corporate Development	2021	238,636	50,000	4,561,731	—	498	4,850,865
	2020	—	—	—	—	—	—
Mark Meltz(4) Chief Operating Officer, General Counsel and Corporate Secretary	2021	441,525	140,266	2,583,680	—	4,700	3,170,171
	2020	267,173	140,266	1,268,433	—	392	1,676,264
(1)
This column reflects the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)	Mr. Farzan joined our company as our President and Chief Executive Officer in March 2020.
(3)	Ms. Krishnamohan joined our company as our Chief Financial Officer and Executive Vice President, Corporate Development in June 2021.
(4)	Mr. Meltz joined our company as our Chief Operating Officer and General Counsel in April 2020.
Outstanding Equity Awards at 2021 Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.
		Option Awards
Name	Date of Grant	Number of Securities Underlying Exercisable Options	Number of Securities Underlying Unexercisable Options(1)	Option Exercise Price ($)	Option Expiration Date
Nima Farzan(2)	2/23/2020	1,281,642	0	2.57	2/23/2030
Nima Farzan(3)	8/18/2020	145,804	291,609	5.63	8/18/2030
Nima Farzan(4)	2/12/2021	57,291	217,709	35.38	2/12/2031
Neha Krishnamohan(5)	6/7/2021	0	270,000	23.26	6/7/2031
Mark Meltz (6)	4/2/2020	384,508	0	2.57	4/2/2030
Mark Meltz (7)	8/18/2020	40,501	81,002	5.63	8/18/2030
Mark Meltz (8)	2/21/2021	0	100,000	35.38	2/12/2031
(1)
The unvested portion of these awards are also subject to vesting acceleration under certain circumstances, as will be more fully described below under “—Potential Payments upon Termination or Change in Control—Change in Control and Severance Policy.”

(2)
1/4th of the shares subject to the option shall vest on March 3, 2021 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date. All of the shares subject to the option may be early exercised.

(3)
1/4th of the shares subject to the option shall vest on August 1, 2021 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(4)
1/48th of the shares subject to the option shall vest on March 1, 2021 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(5)	1/4th of the shares subject to the option shall vest on June 8, 2021 and 1/36th of the remaining shares subject to the option shall vest monthly thereafter.
(6)
1/4th of the shares subject to the option shall vest on April 1, 2021 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date. All of the shares subject to the option may be early exercised.

(7)
1/4th of the shares subject to the option shall vest on August 1, 2021 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(8)
1/48th of the shares subject to the option shall vest on March 1, 2021 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

Employment Arrangements with Our Named Executive Officers
Each of our current named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.
Nima Farzan
In November 2020, we entered into a confirmatory employment letter with Mr. Farzan, our President and Chief Executive Officer. The confirmatory employment letter has no specific term and provides that Mr. Farzan is an at-will employee and supersedes all prior employment agreements between Mr. Farzan and us. Mr. Farzan’s current annual base salary is $589,050 and he is eligible for an annual target cash incentive payment equal to 50% of his annual base salary. Mr. Farzan is eligible for severance and change in control benefits, as more fully described in “—Potential payments upon termination or change in control.”
Neha Krishnamohan
In June 2021, we entered into an employment letter with Ms. Krishnamohan, our Chief Financial Officer and Executive Vice President, Corporate Development. The employment letter has no specific term and provides that Ms. Krishnamohan is an at-will employee. Ms. Krishnamohan’s current annual base salary is $441,000 and she is eligible for an annual target cash incentive payment equal to 40% of her annual base salary. Ms. Krishnamohan is eligible for severance and change in control benefits, as more fully described in “—Potential payments upon termination or change in control.”
Mark Meltz
In November 2020, we entered into a confirmatory employment letter with Mr. Meltz, our Chief Operating Officer and General Counsel. The confirmatory employment letter has no specific term and provides that Mr. Meltz is an at-will employee and supersedes all prior employment agreements between Mr. Meltz and us. Mr. Meltz’s current annual base salary is $466,000 and he is eligible for an annual target cash incentive payment equal to 40% of his annual base salary. Mr. Meltz is eligible for severance and change in control benefits, as more fully described in “—Potential payments upon termination or change in control.”
Potential Payments upon Termination or Change in Control
In November 2020, we entered into change in control and severance agreements with each of Mr. Farzan and Mr. Meltz, which agreements would provide for certain severance and change in control benefits as described below. In June 2021, we entered into a change in control and severance agreement with Ms. Krishnamohan.
If the employment of an executive officer with whom we have entered into a change in control and severance agreement is terminated outside the period beginning three months prior to the date of a change in control and ending 12 months following that change in control (the Change in Control Period) either (1) by the company without “cause” (excluding by reason of death or disability) or (2) by the executive officer for “good reason” (as such terms are defined in the executive officer’s change in control and severance agreement), the executive officer will receive the following benefits if he or she timely signs and does not revoke a release of claims in our favor:
•
a lump-sum payment equal to 9 months (or 12 months in the case of Mr. Farzan) of the executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction);

•
payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for the executive officer and their eligible dependents, if any, for up to 9 months (or 12 months in the case of Mr. Farzan); and

•
vesting acceleration of any outstanding equity award that would have otherwise vested had the executive officer remained employed for another 12 months (in the case of Mr. Farzan) or 9 months (in the case of Ms. Krishnamohan and Mr. Meltz).

If, during the Change in Control Period, the employment of an executive officer with whom we have entered into a change in control and severance agreement is terminated either (1) by the company without cause

(excluding by reason of death or disability) or (2) by the executive officer for good reason, the executive officer will receive the following benefits if the executive officer timely signs and does not revoke a separation agreement and release of claims in our favor:
•
a lump-sum payment equal to 12 months (or 18 months in the case of Mr. Farzan) of the executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control, based on the number of days in such year for which the executive officer is employed by, or provided service to, us;

•
a lump-sum payment equal to the sum of (x) 100% (or 150% in the case of Mr. Farzan) of the executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs or if greater, at the level in effect, immediately prior to the change in control, plus (y) a pro-rated portion of the executive officer’s target bonus for the year in which the change of control occurs;

•	payment of premiums for coverage under COBRA for the executive officer and the executive officer’s eligible dependents, if any, for up to 12 months (or 18 months in the case of Mr. Farzan); and
•
100% accelerated vesting and exercisability of all company equity awards with service-based vesting (but that are not subject to performance-based vesting) that are outstanding and unvested as of the date of the qualifying termination.

If any of the amounts provided for under these change in control and severance agreements or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the executive officer would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the executive officer. The change in control and severance agreements do not require us to provide any tax gross-up payments.
Under the change in control and severance agreement, “cause” generally means the executive officer’s (i) conviction of, or plea of guilty or nolo contendere to, any crime involving dishonesty or moral turpitude or any felony, (ii) engagement in material dishonesty, willful misconduct or gross negligence in each case in connection with the executive officer’s position at the company, (iii) material breach of any confidentiality, invention assignment, non-disclosure, or non-solicitation agreement entered into between us and the executive officer, (iv) material violation of a written company policy or procedure that has been provided to the executive officer causing substantial injury to us, and/or (v) gross negligence or willful misconduct by the executive officer with respect to his performance of his assigned duties for us, following written notice of such refusal by us and a period of fifteen (15) days to cure the same and the executive officer’s failure to cure during such time period.
Under the change in control and severance agreement, “good reason” generally means that the executive officer resigns from the company within 30 days following the end of our cure period (discussed below) as a result of any (i) a material diminution in executive officer’s base salary, (ii) the assignment to executive officer of duties that are materially inconsistent with the executive officer’s duties that results in a material diminution of the executive officer’s duties, (iii) a material diminution in the executive officer’s authority, duties, or responsibilities; (iv) a material change in the location of the executive officer’s primary place of work to a location more than thirty (30) miles from his primary place of work immediately prior to such change and further from his residence, or (v) following a change in control, if the executive officer served as a Section 16 officer prior to the change in control, the executive officer is not a Section 16 officer of the company or its ultimate parent, or if the ultimate parent is not a public company with the executive officer not reporting to the chief executive officer of the ultimate parent company. For a resignation to qualify as “good reason,” the executive officer also must provide written notice within 90 days following the initial existence of the good reason condition, and we must have failed to materially remedy such event within 30 days after receipt of such notice.
Executive Incentive Compensation Plan
In November 2020, our board of directors adopted an Executive Incentive Compensation Plan (the Incentive Compensation Plan). The Incentive Compensation Plan become effective in connection with our initial public offering. The Incentive Compensation Plan allows our compensation committee to grant incentive awards, generally payable in cash, to employees selected by our compensation committee, including our executive officers, based upon performance goals established by our compensation committee.
Under the Incentive Compensation Plan, our compensation committee determines the performance goals applicable to any award, which goals may include, without limitation, goals related to research and development, regulatory milestones or regulatory-related goals, gross margin, financial milestones, new product or business development, operating margin, product release timelines or other product release milestones, publications, cash flow, procurement, savings, internal structure, leadership development, project, function or portfolio-specific milestones, license or research collaboration agreements, capital raising, initial public offering preparations, patentability and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award.
The compensation committee administers the Incentive Compensation Plan and may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any increase, reduction or elimination on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.
Actual awards generally are paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, to earn an actual award a participant must be employed by us through the date the actual award is paid. The administrator of the Incentive Compensation Plan may reserve the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as the administrator determines. Payment of awards occurs as soon as practicable after they are earned, but no later than the dates set forth in the Incentive Compensation Plan.
Awards under the Incentive Compensation Plan are subject to any clawback policy of ours, which we may be required to adopt from time to time to comply with applicable laws. The administrator also may impose such other clawback, recovery or recoupment provisions with respect an award under the Incentive Compensation Plan as the administrator determines necessary or appropriate, including for example, reduction, cancellation, forfeiture or recoupment upon a termination of a participant’s employment for cause. Certain participants may be required to reimburse us for certain amounts paid under an award under the Incentive Compensation Plan in connection with certain accounting restatements we may be required to prepare due to our material noncompliance with any financial reporting requirements under applicable securities laws, as a result of misconduct.
Our board of directors and our compensation committee has the authority to amend, suspend or terminate the Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards.
401(k) Plan
We maintain a 401(k) retirement savings plan (the 401(k) plan) for the benefit of our employees, including our executive officers who remain employed with us, and who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code and the applicable limits of the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan permits us to make matching and other contributions to eligible participants. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)
Equity compensation plans approved by security holders
2018 Equity Incentive Plan, as Amended and Restated(1)	5,270,277	$3.63	0
2020 Equity Incentive Plan(2)	2,207,291	$28.96	4,079,339
2020 Employee Stock Purchase Plan(3)	0	$0	384,733
Equity compensation plans not approved by security holders	0	$0	0
TOTAL	7,477,568	$11.1061	4,464,072
(1)
Our board of directors adopted, and our stockholders approved, the 2018 Equity Incentive Plan, as amended and restated (the 2018 Plan). In connection with our initial public offering and the adoption of the 2020 Plan, we no longer grant awards under the 2018 Plan; however, all outstanding options issued pursuant to the 2018 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2018 Plan.

(2)
Our board of directors adopted, and our stockholders approved, the 2020 Plan. The 2020 Plan provides that the number of shares available for issuance under the 2020 Plan will be increased on the first day of each fiscal year beginning with the 2022 fiscal year, in an amount equal to the least of (i) 4,348,000 shares, (ii) five percent (5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine.

(3)
Our board of directors adopted, and our shareholders approved, the 2020 Employee Stock Purchase Plan (the ESPP). The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2022 fiscal year, in an amount equal to the least of (i) 870,000 shares, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as the administrator may determine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2022 for:
•	each of our directors and nominees for director;
•	each of our named executive officers;
•	all of our current directors and executive officers as a group; and
•	each person or group known by us to be the beneficial owner of more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 43,956,049 shares of our common stock outstanding as of March 31, 2022. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2022, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Kinnate Biopharma Inc., 103 Montgomery Street, Suite 150, the Presidio of San Francisco, San Francisco, CA 94129
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders:
Entities affiliated with Foresite Capital(1)	10,838,311	24.7%
Entities affiliated with OrbiMed(2)	4,043,629	9.2%
Entities affiliated with RA Capital Management(3)	3,593,052	8.2%
Nextech V Oncology S.C.S., SICAV-SIF(4)	3,008,243	6.8%
Vida Ventures, LLC(5)	2,747,433	6.3%

Named Executive Officers and Directors:
Nima Farzan(6)	1,586,133	3.5%
Mark Meltz(7)	479,675	1.1%
Neha Krishnamohan(8)	11,562	*
Dean Mitchell(9)	124,877	*
Melissa Epperly(10)	64,125	*
Keith Flaherty, M.D.(11)	130,502	*
Carl Gordon Ph.D.(12)	4,062,754	9.2%
Michael Rome, Ph.D.(13)	19,125	*
Helen Sabzevari, Ph.D.(14)	12,375	*
Laurie Smaldone Alsup, M.D.(15)	71,719	*
Jim Tananbaum, M.D.(16)	10,857,436	24.7%
All current directors and executive officers as a group (twelve persons)(17)	17,700,419	37.9%
*	Represents beneficial ownership of less than 1%.
(1)
Based on a Schedule 13D, reporting beneficial ownership as of December 3, 2020, and filed with the SEC on December 15, 2020 and a Form 4 filed with the SEC on December 9, 2020, the shares consist of (i) 9,671,643 shares of capital stock held by Foresite Capital Fund IV, LP (Fund IV), (ii) 875,001 shares of capital stock held by Foresite Capital Fund V, LP (Fund V) and (iii) 291,667 shares of capital stock held by Foresite Capital Opportunity Fund V, L.P. (Opportunity Fund V). Jim Tananbaum, M.D., is a member of our board of directors and CEO and Managing Director of Foresite Capital. Foresite Capital Management IV, LLC (FCM IV) is the general partner of Fund IV and may be deemed to have sole voting and dispositive power over the shares held by Fund IV; Foresite Capital Management V, LLC (FCM V) is the general partner of Fund V and may be deemed to have sole voting and dispositive power over the shares held by Fund V; and Foresite Capital Opportunity Management V, LLC (FCOM V) is the general partner of Opportunity Fund V and may be deemed to have sole voting and dispositive power over the shares held by Opportunity Fund V. Dr. Tananbaum, in his capacity as managing member of FCM IV, FCM V and FCOM V, may be deemed to have sole voting and dispositive power over all of such shares. Dr. Tananbaum disclaims beneficial ownership of the shares held by Fund IV, Fund V and Opportunity Fund V except to the extent of his pecuniary interest therein, if any. The address of Dr. Tananbaum and each of the entities listed above is 900 Larkspur Landing Circle, Suite 150, Larkspur, California, 94939.
(2)
Based on a Form 4 filed with the SEC on February 15, 2022, the shares consists of (i) 3,509,030 shares of capital stock held by OrbiMed Private Investments VII, LP (OPI VII), (ii) 84,599 shares of capital stock held by OrbiMed Genesis Master Fund, L.P. (Genesis) and (iii) 450,000 shares of capital stock held by OrbiMed Partners Master Fund Limited (OPM). OrbiMed Capital GP VII LLC (OrbiMed GP VII) is the general partner of OPI VII and OrbiMed Advisors LLC (OrbiMed Advisors) is the managing member of OrbiMed GP VII. By virtue of such relationships, OrbiMed GP VII and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI VII and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Genesis GP LLC (Genesis GP) is the general partner of Genesis. OrbiMed is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by Genesis and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Capital LLC (OrbiMed Capital) is the investment advisor to OPM. Carl L. Gordon, a member of OrbiMed Advisors, serves on our board of directors. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Ph.D., Sven H. Borho and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by OPI VII, Genesis and OPM. The address of each of the individuals and entities listed above is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(3)
Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2021, and filed with the SEC on February 14, 2022, the shares consist of (i) 2,822,131 shares of capital stock held by RA Capital Healthcare Fund, L.P. (RA Capital Healthcare Fund) and (ii) 770,921 shares of capital stock held by RA Capital Nexus Fund, L.P. (RA Capital Nexus Fund and, together with RA Capital Healthcare Fund, the Funds). RA Capital Management, L.P. (Adviser) is the investment manager for the Funds and the Account. The general partner of the Adviser is RA Capital Management GP, LLC (the Adviser GP), of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the managing members. The Adviser, the Adviser GP, Dr. Kolchinsky and Mr. Shah may be deemed indirect beneficial owners of the shares held by the Funds and the Account. The Advisor, the Advisor GP, Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The address of each of the individuals and entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(4)
Based on a Schedule 13G, reporting beneficial ownership as of December 31, 2020, and filed with the SEC on February 16, 2021, the shares consist of 3,008,243 shares of capital stock held by Nextech V Oncology S.C.S. SICAV-SIF (Nextech V). Nextech Invest Ltd. is a managing member of Nextech V. Nextech V GP S.A.R.L (Nextech V GP) is the general partner of Nextech V. Philippe Detournay, Dalia Bleyer and Thomas Lips are managers of Nextech V GP. Each of Mr. Detournay, Ms. Bleyer and Mr. Lips exercise investment and voting control over the shares held by Nextech V. Each of Mr. Detournay, Ms. Bleyer and Mr. Lips disclaim beneficial ownership over the shares held by Nextech V, except to the extent of their respective pecuniary interest therein, if any. The address of each of the individuals and entities listed above is 8, Rue Lou Hemmer, L-1748 Senningerberg, Grand Duchy of Luxembourg.

(5)
Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2021, and filed with the SEC on February 10, 2022, the shares consist of 2,747,433 shares of capital stock held by Vida Ventures, LLC (Vida). VV Manager, LLC (VV Manager) is a managing member of Vida. Arjun Goyal, Fred Cohen, Arie Belldegrun, Leonard Potter and Stefan Vitorovic are also managing members of VV Manager. Arjun Goyal, Fred Cohen, Arie Belldegrun, Leonard Potter and Stefan Vitorovic exercise investment and voting control over the shares held by Vida. Each of Arjun Goyal, Fred Cohen, Arie Belldegrun, Leonard Potter and Stefan Vitorovic disclaim beneficial ownership of the shares held by Vida, except to the extent of their pecuniary interest therein, if any. The address of each of the individuals and entities listed above is 40 Broad Street, Suite 201, Boston, MA 02109.

(6)
Represents 2,186 shares of Common Stock held by Mr. Farzan and 1,583,947 shares subject to options held by Mr. Farzan, all of which are exercisable and 996,527 of which are vested within 60 days of March 31, 2022.

(7)
Represents 2,324 shares of Common Stock held by Mr. Meltz and 477,351 shares subject to options held by Mr. Meltz, all of which are exercisable and 293,107 of which are vested within 60 days of March 31, 2022.

(8)	Represents shares subject to options held by Ms. Krishnamohan exercisable within 60 days of March 31, 2022.
(9)	Represents shares subject to options held by Mr. Mitchell exercisable within 60 days of March 31, 2022.
(10)	Represents shares subject to options held by Ms. Epperly exercisable within 60 days of March 31, 2022.
(11)	Consists of (i) 66,377 shares of capital stock held by Dr. Flaherty and (ii) 64,125 shares subject to options held by Dr. Flaherty exercisable within 60 days of March 31, 2022.
(12)
Consists of the shares described in footnote (2) above and 19,125 shares subject to an option that is exercisable within 60 days of March 31, 2022. Dr. Gordon disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.

(13)
Consists of 19,125 shares subject to an option that is exercisable within 60 days of March 31, 2022. Dr. Rome has no voting or investment control over the shares held by entities affiliated with Foresite Capital that are included in footnote (1) above.

(14)	Represents shares subject to options held by Dr. Sabzevari exercisable within 60 days of March 31, 2022.
(15)	Represents shares subject to options held by Dr. Smaldone Alsup exercisable within 60 days of March 31, 2022.
(16)
Consists of the shares described in footnote (1) above and 19,125 shares subject to an option that is exercisable within 60 days of March 31, 2022. Dr. Tananbaum disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.

(17)
Consists of (i) 14,995,160 shares beneficially owned by our current executive officers and directors as of March 31, 2022 and (ii) 2,705,259 shares subject to options exercisable within 60 days of March 31, 2022, of which 1,933,595 are vested as of such date.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Joint Venture
In May 2021, we closed a $35 million financing to establish a joint venture in Greater China. In connection with the establishment of the joint venture, we entered into a collaboration and license agreement (License Agreement). Pursuant to the License Agreement, we granted the joint venture an exclusive license under certain intellectual property controlled by us to develop, manufacture and commercialize compounds from our RAF, FGFR and CDK12 programs (Identified Products) in Greater China, subject to certain rights retained by us, and a non-exclusive license to manufacture the Identified Products outside Greater China solely for use and sale of the Identified Products within Greater China.
OrbiMed Asia Partners and another fund affiliated with OrbiMed Advisors LLC (OrbiMed) and a fund affiliated with Foresite Capital Management (Foresite) made investments in the joint venture on customary terms. Members of our management, and certain of our directors affiliated with OrbiMed and Foresite, serve as members of the board of directors of the joint venture.
Investors’ Rights Agreement
We are party to an investors’ rights agreement, as amended, with certain holders of our capital stock, including entities affiliated with Foresite Capital, Nextech V Oncology S.C.S., SICAV-SIF, entities affiliated with OrbiMed Advisors, entities affiliated with RA Capital Management, L.P. and Vida Ventures, LLC. Under our amended investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.
Indemnification Agreements
We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements and our amended restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.
Related Party Transaction Policy
Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.
Our board of directors has adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2021, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements.
Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K filed with the SEC on March 28, 2022. This proxy statement and our Annual Report on Form 10-K are posted on our investor relations website at investors.kinnate.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to Kinnate Biopharma Inc., Attention: Investor Relations, 103 Montgomery Street, Suite 150, the Presidio of San Francisco, San Francisco, CA 94129.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS

San Francisco, California
April 25, 2022

KINNATE BIOPHARMA

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 PM PT on June 9, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KNTE2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 PM PT on June 9, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D84664-P71043 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

KINNATE BIOPHARMA INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class II directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Laurie Smaldone Alsup, Ph.D.
02) Melissa Epperly
03) Michael Rome

The Board of Directors recommends you vote FOR proposal 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com

D84665-P71043

KINNATE BIOPHARMA INC.
Annual Meeting of Stockholders
June 10, 2022 9:00 AM PT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Nima Farzan and Mark Meltz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy Card, all of the shares of voting stock of Kinnate Biopharma Inc. that the stockholder(s) is/are entitled to vote at the Kinnate Biopharma Inc. Virtual Annual Meeting to be held exclusively online via live webcast at **www.virtualshareholdermeeting.com/KNTE2022** on June 10, 2022 at 9:00 AM PT, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side